EXHIBIT 32.2

TWL CORPORATION

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

           In connection with the Quarterly Report of Trinity Learning Corporation (the "Company") on Form 10-QSB for the period ended December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Patrick R Quinn, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:           February 14, 2008

/s/ Patrick R. Quinn
Patrick R Quinn
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to TWL Corporation and will be retained by it and furnished to the Securities and Exchange Commission or its staff upon request.